UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GANNETT CO., INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registarant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following correspondence was disseminated to Gannett Co., Inc. employees on April 15, 2019.

Dear Colleagues,

As our 2019 Annual Meeting approaches, many of you — as shareholders of Gannett — have likely already received proxy materials. I wanted to answer a few of the most frequent questions we are receiving from employees so you can vote your shares and help ensure Gannett is best positioned for the future.

Gannett has nominated eight highly qualified nominees to stand for election to our board at the 2019 Annual Meeting: John E. Cody, Stephen W. Coll, Donald E. Felsinger, Lila Ibrahim, Lawrence S. Kramer, John Jeffry Louis, Debra A. Sandler and Chloe R. Sladden. You will see their names listed on the WHITE voting instruction or proxy cards you may receive in connection with our Annual Meeting. The WHITE cards are being sent to shareholders on behalf of Gannett.

Shares Held in Gannett's 401(k) Plan

Employees who participate in the company-sponsored 401(k) plan may receive up to two WHITE voting instruction cards with respect to the shares held in their 401(k) along with all of the Gannett proxy materials. That’s because there are two separate funds in the 401(k) that hold Gannett shares. Each of your accounts has a unique control number, and as a result, you must vote the shares that are held in each account separately for all of your 401(k) shares to be voted. Please vote using each WHITE card that you receive for shares held through the 401(k) plan to ensure that all of your shares are voted. You need only vote with each unique control number on your WHITE cards once.

401(k) participants may also have recently received up to two emails from proxyvote.com containing Gannett's proxy materials and information about voting their 401(k) shares. The control numbers included on those emails should match the control numbers printed on the WHITE cards you received from Gannett with respect to your 401(k) shares. You do not need to respond to those emails or vote again if you have already voted using the WHITE card. If you did not receive any emails, don't worry – you will receive the voting materials you need by mail.

The deadline for voting your 401(k) shares is 11:59 p.m. on May 13, 2019. Please note that you may not vote any of your 401(k) shares in person at the Annual Meeting. Since your vote is important, we urge you to vote promptly to ensure your 401(k) shares are represented.

Other Shareholdings

If you hold Gannett shares in other accounts outside our 401(k), you will also receive proxy materials, including WHITE voting instruction or proxy cards, from Gannett for those accounts. For example, if you own Gannett stock through a brokerage firm (like Merrill Lynch) or through Gannett’s Dividend Reinvestment Plan, then you will receive separate sets of proxy materials related to those holdings. And in addition to receiving proxy materials and WHITE cards from Gannett, you may also receive a separate set of proxy materials and “blue” labeled cards from MNG Enterprises. If you support the election of Gannett’s eight independent nominees to our board, only vote your shares on each of Gannett’s WHITE cards that you receive. You can simply discard MNG’s materials and any “blue” labeled cards. Any vote on MNG’s “blue” labeled card will revoke any earlier vote that you submitted on Gannett’s WHITE card for the same account.

Should you make a mistake with a vote on any of your accounts, you can vote again; only your most recent vote for each account will count.

How to Vote

When you are ready to vote, you can vote your shares for Gannett’s nominees by telephone, online or by mail.
●	To vote by phone, find the control number on each WHITE card. Then dial the designated telephone number on that WHITE card and follow the instructions.
●
To vote online, locate the voting website address and unique control number on each WHITE card. Then go to the voting website address printed on that WHITE card. Enter your control number, and follow the instructions indicated on the site.

●	To vote by mail, simply sign, date and return each WHITE card in its accompanying postage-paid envelope.

For questions regarding the vote, we have attached an FAQ that provides additional detail of how you can vote your shares. Employees can also contact our proxy solicitation firm with questions:

Innisfree M&A Incorporated
877-456-3507 (toll free)

Additional Mailings

In addition to the proxy materials and WHITE cards for each account you have already received, our shareholders can expect to receive additional mailings from Gannett prior to the Annual Meeting. These are being sent so that shareholders always have the company's latest proxy information and materials to vote. Gannett will send you a new WHITE card for each of your accounts with each mailing, regardless of whether you have previously voted. You may vote every time that you receive a WHITE card – only the final vote will count. If you have already voted using your WHITE cards for each of your accounts, you do not need to vote again in order for your vote to count.

As we approach the May 16th Annual Meeting, your board and management team continue to engage with shareholders to communicate our additional progress in our transformation strategy and reiterate the strength of our highly qualified nominees, who bring the necessary backgrounds, experience and skills that are critical to our business and future success.

As always, thank you for your continued dedication and commitment to Gannett.

Sincerely,

Bob Dickey
President and CEO, Gannett

VOTING FAQs

1.	What is a proxy statement?
●	A proxy statement contains information about a company's Annual Meeting of Stockholders and is made available to shareholders each year.
●
Gannett's proxy statement for its 2019 Annual Meeting has been filed with the Securities and Exchange Commission and contains the board's recommendations to shareholders on how to vote on the proposals described in the proxy statement, including the board's recommendation to vote "FOR ALL" of Gannett's independent director nominees using the WHITE voting instruction or proxy card.

●	You can also find a copy of Gannett's proxy statement under "Proxy Materials and Shareholder Communications" in the "Investor Relations" section of Gannett's website, www.gannett.com.

2.	Who is a director nominee?
●	A director nominee is an individual who may join a company's board of directors if he or she is elected by the company's shareholders at its Annual Meeting.
●	Such a person may be nominated by the board or by a shareholder of the company.
●
Gannett's board has nominated eight highly qualified individuals for election at the company's Annual Meeting: John E. Cody, Stephen W. Coll, Donald E. Felsinger, Lila Ibrahim, Lawrence S. Kramer, John Jeffry Louis, Debra A. Sandler and Chloe R. Sladden. If you are a shareholder, you will find their names listed on the WHITE cards you receive from Gannett.

●
MNG Enterprises, Inc. is separately nominating six alternative candidates for election, in opposition to Gannett's nominees. The MNG nominees have NOT been endorsed by the Gannett board, and the board unanimously recommends that shareholders vote "FOR ALL" of Gannett's nominees listed on the WHITE card.

3.	Who can vote at the Annual Meeting?
●	Shareholders of record as of the close of business on March 18, 2019 will be entitled to vote at the Annual Meeting.

4.	What should I be receiving during the proxy contest as a shareholder?
●
Gannett's proxy statement and WHITE voting instruction or proxy cards to vote your shares have been sent to all shareholders either by email or by hard-copy mail. You can also expect to receive other mailings from Gannett with additional WHITE cards, which Gannett plans to send periodically to make sure that shareholders always have the company's latest proxy information and materials to vote. These documents are often referred to as Gannett's "proxy materials."

●
When you receive our proxy materials, you will receive a WHITE voting instruction or proxy card from Gannett to vote for every account in which you hold Gannett shares. You must vote each account separately in order for all of your shares to be voted. Please see "Why am I receiving multiple WHITE cards from Gannett?" for more information.

●
You may also receive proxy materials, including "blue" labeled voting instruction or proxy cards, from MNG Enterprises, Inc. relating to its six director nominees. MNG has the right to choose to which shareholders it sends its proxy materials, and as a result, Gannett expects that not all shareholders will receive MNG's materials.

●
If you support the election of Gannett's eight independent nominees to the board, only vote your shares on each of Gannett's WHITE cards and simply discard any materials and "blue" labeled cards you receive from MNG. Please see "What should I do if I receive a "blue" labeled card from MNG?" for more information.

5.	Why am I receiving multiple WHITE cards from Gannett?
●	It generally means your shares are registered differently or are held in more than one account.
●
For example, employees who participate in the company-sponsored 401(k) plan may receive up to two WHITE voting instruction cards with respect to the shares held in their 401(k) with all of the Gannett materials. That's because there are two separate funds in the 401(k) that hold Gannett shares.

●
If you hold Gannett shares in other accounts outside the 401(k), you will also receive WHITE voting instruction or proxy cards for those accounts. For example, if you own Gannett stock through a brokerage firm (like Merrill Lynch), then you will receive a WHITE card related to those holdings, and if you also hold shares through Gannett's Dividend Reinvestment Plan, you will receive another WHITE card related to those holdings.

●
Each of your accounts has a unique control number, and as a result, you must vote the shares that are held in each account separately in order for all your shares to be voted. To support Gannett's board nominees, it is important that you vote using each WHITE card that you receive for each of your accounts. See "What are the different ways to vote for the Gannett nominees" for more information on how to vote.

●
In addition to the proxy statement and WHITE card for each account initially sent to you, you can expect to receive multiple other mailings from Gannett prior to the Annual Meeting. These are being sent by Gannett so that shareholders always have the company's latest proxy information and materials to vote. Gannett will send you a new WHITE card for each of your accounts with each mailing, regardless of whether you have previously voted. You may vote every time that you receive a WHITE card; only the final vote will count. If you have previously voted using the WHITE card for each account, you do not need to vote again in order for your vote to count.

6.	What are the different ways to vote for Gannett's nominees?
●	Gannett shareholders can vote their shares for Gannett's nominees by telephone, online or by mail. Telephone and internet voting are available 24 hours a day.
●	To vote by phone, find the control number on each WHITE card you receive. Then dial the designated telephone number on that WHITE card and follow the simple voice prompts.
●
To vote online, locate the voting website address and unique control number on each WHITE card you receive. Then go to the voting website address printed on that WHITE card, enter your control number, and follow the instructions indicated on the site.

●	To vote by mail, simply sign, date and return each WHITE card in its accompanying postage-paid envelope.
●
If you are a shareholder of record (meaning that you hold shares that are registered directly in your name with Gannett's transfer agent, EQ Shareowner Services, rather than holding such shares through the 401(k) plan, a brokerage account or another intermediary), you may also attend the meeting and vote in person. See Gannett's proxy statement for more information on how to attend the Annual Meeting as a shareholder. Even if you plan to attend, we encourage you to vote your shares in advance using one of the methods above. Voting now will not limit your right to change your vote or attend the Annual Meeting.

●	If you have questions or would like additional information, please contact the company's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-456-3507.

7.	What should I do if I receive a "blue" labeled card from MNG?
●
Gannett recommends that you disregard and do not return any "blue" labeled card you receive. These cards are being sent to you by MNG Enterprises, Inc. with respect to its six director nominees. The MNG nominees have NOT been endorsed by the Gannett board, and the board unanimously recommends that shareholders vote "FOR ALL" of Gannett's eight independent nominees listed on the WHITE card.

●
It will NOT help elect Gannett's nominees if you vote using a "blue" labeled card sent to you by MNG, even if you indicate that you wish to "withhold" a vote with respect to all of MNG's nominees using that card. Doing so will cancel any previous vote you may have cast on Gannett's WHITE card.

●	The only way to support Gannett's nominees is to vote FOR Gannett's nominees using the WHITE card and to disregard any "blue" labeled cards you receive.

●
If you have already voted using a "blue" labeled card sent to you by MNG, you have every right to change your vote. You may do so simply by voting again using the WHITE card sent to you by Gannett. Only your most recent vote for each of your accounts will count at the Annual Meeting.

8.	For those of us who hold all of our Gannett shares within our 401(k), will we receive Gannett's proxy materials and be eligible to vote through these holdings?
●	Yes.
●
Employees who hold all of their Gannett shares within their 401(k) will receive Gannett's proxy materials and WHITE voting instructions cards that will allow them to vote on Gannett's nominees. MNG has the right to choose to which shareholders it sends its proxy materials, and as a result, Gannett expects that not all shareholders will receive MNG's materials.

●	Every vote matters, including those from accounts that are within 401(k)s.
●
Employees who participate in the company-sponsored 401(k) plan may receive up to two WHITE voting instruction cards with respect to the shares held in their 401(k) with all of the Gannett materials. That's because there are two separate funds in the 401(k) that hold Gannett shares. Each of your accounts has a unique control number, and as a result, you must vote the shares held in each account separately in order for all of your 401(k) shares to be voted. The control number for each account you own appears on the voting instruction card you receive for that account.

●
401(k) participants may also have recently received up to two emails from proxyvote.com containing Gannett's proxy materials and information about voting their 401(k) shares. The control numbers included on those emails should match the control numbers printed on the WHITE cards you received from Gannett with respect to your 401(k) shares. You do not need to respond to those emails or vote again if you have already voted using the WHITE card. If you did not receive any emails, don't worry – you will receive the voting materials you need by mail.

●
The deadline for voting your 401(k) shares is 11:59 p.m. on May 13, 2019. Please note that you may not vote any of your 401(k) shares in person at the Annual Meeting. Since your vote is important, we urge you to vote promptly to ensure your 401(k) shares are represented.

●	If you have questions or would like additional information, please always feel free to contact the company's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-456-3507.

9.	Do I have to vote my shares separately if they are held in separate accounts?
●	Yes.
●	Each account in which you hold Gannett stock has a unique control number, and as a result, you must vote the shares that are held in each account separately in order for all your shares to be voted.
●
To support Gannett's board nominees, it is important that you vote using each WHITE card that you receive for each of your accounts. You need only vote with each unique control number on your WHITE cards once.

10.	Do I have to vote all my shares?
●	Ultimately, this is your choice and we hope you will support the Gannett board. Every vote matters.
●
The Gannett board of directors unanimously recommends that shareholders vote "FOR ALL" of the company's highly qualified, independent director nominees – John E. Cody, Stephen W. Coll, Donald E. Felsinger, Lila Ibrahim, Lawrence S. Kramer, John Jeffry Louis, Debra A. Sandler and Chloe R. Sladden – on the WHITE card.

11.	What is my control number? Where can I find it?
●
Each account in which you hold Gannett stock is assigned a unique control number to safeguard the security of your voting process. The control number for each account you own appears on the voting instruction or proxy card you receive for that account. In order to vote by telephone or online, you must use the control number unique to each account you own.

●
Because each account in which you hold Gannett stock will have a unique control number, you must vote the shares held in each account separately in order for all your shares to be voted. To support Gannett's nominees, it is important that you vote using each WHITE card that you receive for each of your accounts. You need only vote with each unique control number on your WHITE cards once.

●
Any "blue" labeled cards you receive from MNG will have a different set of control numbers, and you cannot use the control numbers on the "blue" labeled cards to vote for Gannett's nominees. Gannett recommends that you simply discard any "blue" labeled cards you receive from MNG.

12.	If I do not vote my shares, is that an automatic vote in favor of Gannett's nominees?
●	No.
●	If a Gannett shareholder does not vote or instruct his or her broker as to how they want to vote, their shares will not be counted with respect to the election of directors.

13.	How many times will I be asked to vote and sent proxy materials?
●	Gannett has been distributing a series of communications to shareholders in connection with the Annual Meeting, and will continue to send materials leading up the Annual Meeting on May 16, 2019.
●
The purpose of these communications is to ensure that shareholders always have the company's latest proxy information and materials to vote. This year's annual meeting is especially important in light of the proxy contest being conduct by MNG, and Gannett wants to ensure that shareholders fully understand the important decision regarding the composition of the company's board of directors, and provide them with an opportunity to cast their vote in favor of Gannett's independent director nominees. Although Gannett will continue to update shareholders regarding the latest proxy information, Gannett’s slate of eight nominees will not change during this proxy contest.

●	Gannett will send you a new WHITE card for each of your accounts with each mailing, regardless of whether you have previously voted.
●	You may vote every time that you receive a WHITE card; only the final vote will count.
●	If you have previously voted using the WHITE card for each of your accounts, you do not need to vote again in order for your vote to count.
●
If you cast your vote on a "blue" labeled card that you received from MNG and want to change your vote, you can do so simply by voting again using the WHITE card sent to you by Gannett. Only your latest dated vote submission per account will be counted.

14.	If I haven't received proxy materials in the next week or so, who should I contact?
●	If you have questions or would like additional information, please contact the company's proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-456-3507.

15.	Is it possible to receive my Gannett proxy materials without a WHITE voting instruction or proxy card?
●
It is highly unlikely that you would receive your Gannett proxy materials without a WHITE voting instruction or proxy card. This is because the WHITE voting instruction or proxy card has your address on it, which shows through the envelope's window—it is the very means whereby you have received the proxy materials. Please check the package carefully, so that you do not inadvertently discard the WHITE voting instruction or proxy card.

16.	What happens if I inadvertently vote multiple times from an account with the same control number? Can I correct this?
●	Should you make a mistake with a vote on any of your accounts, you can vote again; only your most recent vote for each account will count.

17.	What happens if I inadvertently vote using MNG's "blue" labeled card?
●
You have the right to change your vote by simply submitting another vote using the WHITE card sent to you by Gannett. Only your most recent vote for each of your accounts will count at the Annual Meeting.

18.	When will the company announce the voting results?
●
Gannett will announce the preliminary voting results either at or shortly after the Annual Meeting on May 16, 2019. Once the votes are tallied by the Independent Inspector of Elections, we will communicate the final voting results.